EXHIBIT 10.7

AMENDMENT NO. 2
TO
ANALYSTS INTERNATIONAL CORPORATION
RESTATED SPECIAL EXECUTIVE RETIREMENT PLAN

WHEREAS, Analysts International Corporation (the “Company”) previously established the Restated Special Executive Retirement Plan (the “Plan”), originally effective as of June 21, 1984, which has been amended from time to time, and which was most recently restated generally effective January 1, 2005, and amended effective September 1, 2007;  and

WHEREAS, the Compensation Committee of the Board of Directors of the Company has designated certain additional officers as eligible to participate in the Plan, at varying participation rates, and desires to amend the Plan to reflect such changes in participation;

NOW, THEREFORE, the undersigned, acting pursuant to the provisions of Section 10(k) of the Plan hereby amends the Plan, effective as of June 23, 2008:

1.           Exhibit A to the Plan is hereby replaced with a new Exhibit A, which is attached hereto and incorporated herein by reference.  Such Exhibit A shall remain in full force and effect until further modified by the Compensation Committee of the Board of Directors of the Company.

2.           Except as herein amended or modified, all provisions of the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has executed this amendment on this ____ day of July 2008.

ANALYSTS INTERNATIONAL CORPORATION

By:
     Its: